ANNUAL REPORT
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

                                 Patriot Premium
                                Dividend Fund II

                                OCTOBER 31, 1997

                            [LOGO] John Hancock Funds
                                   A Global Investment Management Firm

================================================================================

                                    TRUSTEES

                             EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee

                                    OFFICERS

                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                               INVESTMENT ADVISER

                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

              CUSTODIAN AND TRANSFER AGENT FOR COMMON SHAREHOLDERS

                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                            TRANSFER AGENT FOR DARTS

                            THE CHASE MANHATTAN BANK
                              450 WEST 33RD STREET
                             NEW YORK, NEW YORK10001

                                  LEGAL COUNSEL

                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS

                              DELOITTE & TOUCHE LLP
                                125 SUMMER STREET
                        BOSTON, MASSACHUSETTS 02110-1617


                    LISTED NEW YORK STOCK EXCHANGE SYMBOL:PDT
                           THE PATRIOT GROUP OF FUNDS:
                                 1-800-843-0090

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The stock market in 1997 has been anything but dull. Investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances amid relatively little volatility, the market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

      The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

--------------------------------------------------------------------------------
A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.
--------------------------------------------------------------------------------

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


                                        2
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================================================================================

             BY GREGORY K. PHELPS FOR THE PORTFOLIO MANAGEMENT TEAM

                              John Hancock Patriot
                            Premium Dividend Fund II

                      Favorable bond market and regulatory
                        environment boost utility stocks

Utility stocks -- which are the primary focus of John Hancock Patriot Premium Dividend Fund II -- were boosted by the twin engines of a strong bond market and a more favorable regulatory environment over the past 12 months. Because of their high yields, utility stocks tend to closely follow the bond market, which was a bit shaky at first but ended the period with a full head of steam. After shrugging off several bouts of nervousness earlier this year over whether the economy was growing fast enough to whip up inflation, investors sent bond prices higher and bond yields lower throughout most of the summer and fall.

   While the bond market's success was the main key to utility stocks' performance, there were other factors. First, August 1997 was the stock market's worst month in several years. That was closely followed by the market's sharp drop in late October, when financial turmoil in Asia caused the Dow Jones Industrial Average to suffer its largest-ever one-day drop of over 500 points. In a classic "flight to safety," some investors fled from high-flying growth stocks into high dividend-yielding stocks, such as utility stocks, as a way to guard against the vagaries of a weaker stock market. In the meantime, the regulatory environment showed signs of turning in favor of the utilities themselves. Some areas of the country appear to be leaning toward adopting California's and Massachusetts' model of

"...the regulatory environment showed signs of turning in favor of the utilities..."

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A 3" x 3 1/2" photo ofGregory K. Phelps. Caption reads "Gregory K. Phelps".
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                                       3
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================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund II

--------------------------------------------------------------------------------
A pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into five sections. Going from top left to right:
Short-Term Investments & Other 1%; Common Stock Utilities 25%; Preferred Stock Utilities 40%; Financials 22%; Industrials 12%, A footnote states: "As a percentage of net assets on October 31, 1996."
--------------------------------------------------------------------------------

allowing competition. In those states, electric utilities will be allowed to recoup expenses --incurred at a time when utilities were monopolies -- in a manner that will allow them to compete effectively with out-of-state providers. Additionally, the Federal Energy Regulatory Commission and various state electric utility agencies quickened their response to proposed mergers among utilities.

Performance and strategy recap

For the year ended October 31, 1997, the Fund had a total return of 14.63% at net asset value. By comparison, the Dow Jones Utility Average had a total return of 12.35% and the average preferred stock closed-end fund returned 15.69%, according to Lipper Analytical Services, Inc. Throughout the past year, we maintained a defensive stance, but became a bit less so by the end of the period. Preferred-stock holdings, which made up 75% of net assets at the end of the period, offer above-average yields. Because of that, they are a great defense against rising interest rates, and generally weathered the bond market's volatility better than common stocks. Of our preferred holdings, roughly 65% were securities eligible for the dividends-received deduction (DRD), which offer distinct tax advantages to corporate investors. The prices of DRD-eligible securities were driven higher because supply is shrinking and demand has been unusually strong.

   Despite our continued emphasis on preferred stocks, we made a conscious effort to maintain our stake in high-yielding utility common stocks because we thought they were exceptionally cheap, particularly in April, July, and August. When some of the Fund's higher-yielding preferred stocks were called out of the market -- or redeemed -- by their issuers, we looked for attractively-priced, high-yielding common stocks to replace them. In many cases, utility common stocks were not only more attractively-priced than their preferred DRD-eligible counterparts, but they also offered higher yields. At the end of the period, utility common stocks made up 25% of the Fund's net assets.

Winners and losers

During the period, one of our best performers was Boston Edison Co., which was boosted by favorable and improving regulatory conditions in Massachusetts. Likewise, neighboring New England Electric System benefited from that trend, as well as from its sale of non-nuclear power plants at favorable prices. Another solid performer was Montana Power Co., one of the lowest-cost electric providers in the United States. It was boosted in part on the news of its partnering with Enron and Williams Companies

"...we made a conscious effort to maintain our stake in high-yielding utility common stocks..."

--------------------------------------------------------------------------------
Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment"' the header for the right column is "Recent performance...and what's behind the numbers." The first listing is Montana Power Company followed by an up arrow and the phrase "Enters agreement with telecom providers". The second listing is Florida Progress Corporation followed by an up arrow and the phrase "Rebounded from nuclear plant problems". The third listing is Commonwealth Edison Co. followed by a horizontal arrow and the phrase "Concerns about nuclear plant safety". Footnote below reads: "See `"Schedule of Investments." Investment holdings are subject to change."
--------------------------------------------------------------------------------

See "Schedule of Investments."  Investment holdings are subject to change.

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund II

--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the year ended October 31, 1997." The chart is scaled in increments of 5% from top to bottom with 20% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 14.63% total return for John Hancock Patriot Premium Dividend Fund II. The second represents the 12.35% total return for the Dow Jones Utility Average. The third represents the 15.69% total return for the average preferred stock closed-end fund. Footnote below reads: "The total return for John Hancock Patriot Premium Dividend Fund II is at net asset value with all distributions reinvested. The average preferred stock, closed-end equity fund is tracked by Lipper Analytical Services. The Dow Jones Utility Average is an unmanaged index which measures the performance of the utility industry in the United States."
--------------------------------------------------------------------------------

in a telecommunications joint venture to build fiber optic networks. Florida Progress Corporation also posted attractive gains, after tumbling earlier when it was forced to close its nuclear plant. We bought the stock after the problems surfaced because its price cheapened to a level we felt was attractive, given the company's commitment to a relatively high dividend, its strong balance sheet, its strong service territory, and the favorable regulatory environment in Florida. More recently, the NRC has applauded the utility's progress in cleaning up its nuclear site, which helped the stock stage a rebound. Finally, we enjoyed good performance from IES Industries, which announced its participation in a three-party electric company merger.

   Outside the utility sector, we saw solid performance from our financial stocks. The price of Salomon Inc.'s preferred stock, for example, rose on news that it planned to merge with insurance giant Travelers.

   Like any period, this one had its disappointments. One was electric provider Commonwealth Edison Co., which serves the Chicago metropolitan area. Concerns about the safety of its nuclear plants, its relatively high costs, and a less-than-favorable regulatory environment in Illinois kept the credit under pressure.

Outlook

Our outlook is reasonably optimistic. Recent developments, including turmoil in Asia, suggest that the economy may be slowing. One implication of that slowing is that it likely eliminates the impetus for the Federal Reserve Board to raise interest rates. Stable interest rates, of course, would be a positive for the bond market and, ultimately, for preferred and utility stocks. Additionally, a weakening economy could translate into lower corporate earnings. If that is the case, we could see more buying of utility stocks, which are viewed as immune to the economy's ebbs and flows. As far as electric utility stocks go, we think their recent strong performance could be extended. We've already seen evidence that the regulatory environment has improved and merger activity is quickening. There's a possibility that the Public Utility Holding Company Act of 1935-- which has slowed merger activity -- will be repealed next year. If so, we're likely to see the rate of utility company consolidation quicken, aided by purchases from oil companies and foreign buyers.

"Our outlook is reasonably optimistic."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the fund's period discussed in this report. Of course, the team's views are subject to change as market conditions warrant.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Premium Dividend Fund II

The Statement of Assets and Liabilities is the Fund's balance sheet on October 31, 1997. You'll also find the net asset value per share, for each Common Share, as of that date.

Statement of Assets and Liabilities
October 31, 1997
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Preferred stocks (cost - $200,501,967) .....................    $213,544,554
   Common stocks (cost - $65,475,117) .........................      71,137,238
   Short-term investments (cost - $1,518,380) .................       1,518,380
                                                                   ------------
                                                                    286,200,172

  Receivable for investments sold .............................         464,250
  Dividends receivable ........................................       1,544,425
  Other assets ................................................          22,088
                                                                   ------------
                    Total Assets ..............................     288,230,935
                    -----------------------------------------------------------
Liabilities:
  Payable for shares repurchased ..............................       1,385,955
  DARTS dividend payable ......................................         292,135
  Common shares dividend payable ..............................       1,125,204
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ....................................         241,044
  Accounts payable and accrued expenses .......................          60,077
                                                                   ------------
                    Total Liabilities .........................       3,104,415
                    -----------------------------------------------------------

Net Assets:
  Dutch Auction Rate Transferable Securities Preferred
   Shares Stock Series A (DARTS) - Without par value,
   unlimited number of shares of beneficial interest
   authorized, 500 shares issued, liquidation preference
   of $100,000 per share - Note A .............................      50,000,000
  Dutch Auction Rate Transferable Securities Preferred
   Shares Stock Series B (DARTS) - Without par value,
   unlimited number of shares of beneficial interest
   authorized, 500 shares issued, liquidation preference
   of $100,000 per share - Note A .............................      50,000,000
  Common Shares -
  Without par value, unlimited number of shares of
   beneficial interest authorized, 15,002,724 shares
   issued and outstanding .....................................     166,252,942
  Accumulated net realized loss on investments ................      (1,564,181)
  Net unrealized appreciation of investments ..................      18,707,633
  Undistributed net investment income .........................       1,730,126
                                                                   ------------
                    Net Assets applicable to
                    Common Shares ($12.34 per
                    share based on 15,002,724
                    shares outstanding) .......................     185,126,520
                                                                   ------------
                    Net Assets ................................    $285,126,520
                    ===========================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1997
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $30,888)           $20,574,279
  Interest.....................................................         260,342
                                                                   ------------
                                                                     20,834,621
                                                                   ------------
  Expenses:
   Investment management fee - Note B .........................       2,443,140
   DARTS and auction fees .....................................         297,865
   Administration fee - Note B ................................         279,978
   Custodian fee ..............................................          71,433
   Printing and postage fees ..................................          57,451
   Federal excise tax .........................................          56,881
   Auditing fee ...............................................          48,380
   Miscellaneous fees .........................................          45,406
   Transfer agent fee .........................................          40,992
   Trustees' fee ..............................................          28,751
   Legal fees .................................................           7,244
                                                                   ------------
                    Total Expenses ............................       3,377,521
                    -----------------------------------------------------------
                    Net Investment Income .....................      17,457,100
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments sold .......................         (50,758)
  Change in net unrealized appreciation/depreciation
   of investments .............................................      11,166,919
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments .......................      11,116,161
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................      28,573,261
                    ===========================================================
                    Distribution to DARTS
                    Shareholders ..............................      (4,049,056)
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Applicable to Common
                    Shareholders Resulting from
                    Operations Less DARTS
                    Distributions .............................     $24,524,205
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Premium Dividend Fund II

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                       YEAR ENDED OCTOBER 31,
                                                                                                    ---------------------------
                                                                                                         1996          1997
                                                                                                    ---------------------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income...............................................................              $17,848,548    $17,457,100
   Net realized gain (loss) on investments sold........................................                  434,212        (50,758)
   Change in net unrealized appreciation/depreciation of investments...................               (1,219,950)    11,166,919
                                                                                                    ------------   ------------
     Net Increase in Net Assets Resulting from Operations..............................               17,062,810     28,573,261
                                                                                                    ------------   ------------
Distributions to Shareholders:
   DARTS Series A - ($4,135 and $4,034 per share, respectively) - Note A...............               (2,067,740)    (2,016,809)
   DARTS Series B - ($4,128 and $4,064 per share, respectively) - Note A...............               (2,063,938)    (2,032,247)
   Common Shares - Note A:
     Dividends from accumulated net investment income
     ($0.9750 and $1.0600 per share, respectively) ....................................              (14,627,148)   (15,902,145)
                                                                                                    ------------   ------------
     Total Distributions to Shareholders...............................................              (18,758,826)   (19,951,201)
                                                                                                    ------------   ------------
Net Assets:
   Beginning of period.................................................................              278,200,476    276,504,460
                                                                                                    ------------   ------------
   End of period (including undistributed net investment income of
     $4,171,484 and $1,730,126, respectively) .........................................             $276,504,460   $285,126,520
                                                                                                    ============   ============
Analysis of Common Shareholder Transactions:
                                                                                     YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                          1996                                 1997
                                                              -----------------------------------------------------------------
                                                                  SHARES         AMOUNT                SHARES         AMOUNT
                                                              ------------    ------------          ------------   ------------
   Shares outstanding, beginning of period................      15,002,724    $166,459,166            15,002,724   $166,305,685
   Reclassification of capital accounts - Note D..........          --            (153,481)               --            (52,743)
                                                              ------------    ------------          ------------   ------------
   Shares outstanding, end of period......................      15,002,724    $166,305,685            15,002,724   $166,252,942
                                                              ============    ============          ============   ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassifications of share capital amounts, the number of Common Shares outstanding at the beginning and the end of the period for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Premium Dividend Fund II

Financial Highlights

Selected data for a Common Share outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED OCTOBER 31,
                                                                        ----------------------------------------------------
                                                                          1993       1994       1995       1996       1997
                                                                        --------   --------   --------   --------   --------
Per Share Operating Performance
Net Asset Value, Beginning of Period.........................             $12.28     $13.65      $9.67     $11.88     $11.76
                                                                        --------   --------   --------   --------   --------
Net Investment Income........................................               1.13       1.10       1.31       1.19       1.16
Net Realized and Unrealized Gain (Loss) on Investments.......               1.80      (3.61)      2.02      (0.06)      0.75
                                                                        --------   --------   --------   --------   --------
    Total from Investment Operations.........................               2.93      (2.51)      3.33       1.13       1.91
                                                                        --------   --------   --------   --------   --------
Less Distributions:
Dividends to DARTS Shareholders..............................              (0.21)     (0.22)     (0.30)     (0.28)     (0.27)
Dividends to Common Shareholders from Net Investment Income..              (0.86)     (0.93)     (0.82)     (0.97)     (1.06)
Distributions to Common Shareholders from Net Realized
  Short-term Capital Gains on Investments ...................              (0.49)     (0.32)       --          --         --
                                                                        --------   --------   --------   --------   --------
    Total Distributions......................................              (1.56)     (1.47)     (1.12)     (1.25)     (1.33)
                                                                        --------   --------   --------   --------   --------
Net Asset Value, End of Period...............................             $13.65      $9.67     $11.88     $11.76     $12.34
                                                                        ========   ========   ========   ========   ========
Per Share Market Value, End of Period........................            $12.625     $8.875    $10.750    $10.875     $11.50
Total Investment Return, at Market Value.....................              22.06%    (20.91%)    31.24%      9.86%     16.12%
Ratios and Supplemental Data
Net Assets Applicable to Common Shares, End of Period
  (000s omitted) ............................................           $204,768   $145,120   $178,200   $176,504   $185,127
Ratio of Expenses to Average Net Assets (1)..................               1.28%      1.27%      1.33%      1.26%      1.21%
Ratio of Net Investment Income to Average Net Assets (1).....               5.53%      6.20%      7.58%      6.47%      6.24%
Portfolio Turnover Rate......................................                 57%        52%        87%        35%        41%
Average Brokerage Commission Rate (4)........................                N/A        N/A        N/A    $0.0568    $0.0653
Senior Securities
Total DARTS Series A Outstanding (000s omitted)..............            $50,000    $50,000    $50,000    $50,000    $50,000
Total DARTS Series B Outstanding (000s omitted)..............            $50,000    $50,000    $50,000    $50,000    $50,000
Asset Coverage per Unit (2)..................................           $307,595   $244,639   $276,974   $272,651   $284,939
Involuntary Liquidation Preference DARTS A per Unit (3)......           $100,000   $100,000   $100,000   $100,000   $100,000
Involuntary Liquidation Preference DARTS B per Unit (3)......           $100,000   $100,000   $100,000   $100,000   $100,000
Approximate Market Value per Unit (3)........................           $100,000   $100,000   $100,000   $100,000   $100,000

(1) Ratios calculated on the basis of expenses and net investment income applicable to both common and preferred shares relative to the average net assets for both common and preferred shares.
(2) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.
(3)  Plus accumulated and unpaid dividends.
(4) Per portfolio share traded. Required for fiscal years that began September 1, 1995, or later.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indi cated: net investment income, and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Premium Dividend Fund II

Schedule of Investments
October 31, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on October 31, 1997. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------   ----------

PREFERRED STOCKS
Automobile / Trucks (5.03%)
  Ford Motor Co., 8.25%,
    Depositary Shares, Ser B .....................    173,185        $4,935,773
  General Motors Corp., 9.12%,
    Depositary Shares, Ser G .....................    208,800         5,950,800
  General Motors Corp., 9.125%,
    Depositary Shares, Ser B .....................    130,000         3,453,125
                                                                  -------------
                                                                     14,339,698
                                                                  -------------
Banks - Foreign (0.50%)
  Australia and New Zealand Banking
    Group Ltd., 9.125% (Australia) ...............     51,200         1,417,600
                                                                  -------------
Banks - United States (10.11%)
  ABN AMRO North America, Inc., 6.59%,
    Ser H  (R) ...................................      4,000         4,228,000
  ABN AMRO North America, Inc., 8.75%,
    Ser A  (R) ...................................      1,060         1,176,600
  Ahmanson, H.F. & Co., 8.40%, Depositary
    Shares, Ser C ................................     74,900         1,933,356
  Chase Manhattan Corp., 10.84%, Ser C ...........    137,376         4,232,898
  Chase Manhattan Corp., 9.76%, Ser B ............     68,000         1,891,250
  Fleet Financial Group, Inc., 6.75%, Ser VI .....     97,000         5,044,000
  Fleet Financial Group, Inc., 9.35%,
    Depositary Shares ............................    175,700         4,875,675
  J.P. Morgan & Company, Inc., 6.625%,
    Depositary Shares, Ser H .....................    100,000         5,450,000
                                                                  -------------
                                                                     28,831,779
                                                                  -------------
Broker Services (5.40%)
  Merrill Lynch & Co., Inc., 9.00%,
    Depositary Shares, Ser A .....................    152,000         4,740,500
  Morgan Stanley Group, Inc., 7.75%,
    Depositary Shares ............................     91,000        $4,914,000
  Salomon Inc., 8.08%, Depositary Shares,
    Ser D ........................................     50,000         1,278,125
  Salomon Inc., 8.40%, Depositary Shares,
    Ser E ........................................    160,000         4,450,000
                                                                  -------------
                                                                     15,382,625
                                                                  -------------
Diversified Operations (0.53%)
  Grand Metropolitan Delaware, L.P., 9.42%,
    Gtd Ser A ....................................     54,000         1,518,750
                                                                  -------------
Finance (0.94%)
  MBNA Corp., 7.50%, Ser A .......................     50,000         1,321,875
  SI Financing Trust I, 9.50%, Gtd Pfd Sec &
    Purchase Contract ............................     50,100         1,358,962
                                                                  -------------
                                                                      2,680,837
                                                                  -------------
Insurance (4.16%)
  Provident Companies, Inc., 8.10%,
    Depositary Shares ............................     87,800         2,216,950
  Travelers Group, Inc., 6.231%,
    Depositary Shares, Ser H .....................     64,500         3,273,375
  Travelers Group, Inc., 6.213% ..................     96,000         4,896,000
  Travelers Group, Inc., 6.365% ..................     28,500         1,482,000
                                                                  -------------
                                                                     11,868,325
                                                                  -------------
Leasing Companies (1.21%)
  AMERCO, 8.50%, Ser A ...........................     90,300         2,364,731
  Capita Preferred Trust, 9.06% ..................     40,000         1,080,000
                                                                  -------------
                                                                      3,444,731
                                                                  -------------
Oil & Gas (5.12%)
  Coastal Corp., $2.125, Ser H ...................    174,761         4,511,018
  El Paso Tennessee Pipeline Co., 8.25%,
    Ser A ........................................    100,000         5,500,000
  Elf Overseas Ltd., 8.50%, Gtd Ser A
    (Cayman Islands) .............................    100,000         2,612,500
  Lasmo PLC, 10.00%, Ser A, American
    Depositary Receipt (ADR),
    (United Kingdom) .............................     74,500         1,974,250
                                                                  -------------
                                                                     14,597,768
                                                                  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Premium Dividend Fund II

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------   ----------

Paper & Paper Products (2.07%)
  Boise Cascade Corp., 9.40%, Depositary
    Shares, Ser F ..................................  107,300        $2,736,150
  Bowater Inc., 8.40%, Depositary Shares,
    Ser C ..........................................  120,000         3,150,000
                                                                  -------------
                                                                      5,886,150
                                                                  -------------
Utilities (39.83%)
  Atlanta Gas & Light Co., 7.70%, Depositary
    Shares .........................................   39,100           989,719
  Baltimore Gas & Electric Co., 6.70%,
    Ser 1993 .......................................   10,000         1,080,000
  Baltimore Gas & Electric Co., 6.99%,
    Ser 1995 .......................................   30,000         3,326,250
  Boston Edison Co., 4.78% .........................   29,374         2,203,050
  Columbus Southern Power Co., 8.375%,
    Ser A ..........................................  140,000         3,552,500
  Commonwealth Edison Co., $7.24. ..................   35,785         3,506,930
  Commonwealth Edison Co., $8.38. ..................   26,830         2,656,170
  Commonwealth Edison Co., $8.40, Ser A ............   48,586         4,858,600
  Consumers Energy Co., $2.08 (Class A) ............  187,025         4,909,406
  Detroit Edison Co., 7.75%, Depositary
    Shares .........................................   80,000         2,050,000
  Duke Power Co., 7.85%, Ser S .....................   10,000         1,120,000
  Entergy Gulf States, Inc., Adjustable
    Rate Preferred (ARP), Depositary
    Shares, Ser B ..................................   49,928         2,483,918
  Florida Power & Light Co., 6.75%, Ser U ..........   33,000         3,630,000
  Florida Power & Light Co., 6.98%, Ser S ..........   13,021         1,432,310
  Hawaiian Electric Industries Capital Trust I,
    8.36% ..........................................   50,000         1,287,500
  Idaho Power Co., 7.07% ...........................   14,000         1,554,000
  Jersey Central Power & Light Co., 7.52%,
    Ser K ..........................................   15,000         1,554,375
  MCN Michigan, L.P., 9.375%, Ser A ................   50,000         1,312,500
  Massachusetts Electric Co., 6.84% ................   42,000         1,092,000
  Massachusetts Electric Co., 6.99% ................   16,500         1,796,438
  Monongahela Power Co., 7.73%, Ser L ..............   45,500         4,936,750
  Montana Power Co., $6.875 ........................   50,000         5,393,750
  NIPSCO Capital Markets, Inc., 7.75%,
    Ser A ..........................................   76,000         1,885,750
  Narragansett Electric Co., 6.95% .................   53,500         2,862,250
  PECO Energy Co., $7.48 ...........................   13,000         1,428,375
  PSI Energy, Inc., 6.875% .........................   45,430         4,798,544
  PSI Energy, Inc., 7.44% ..........................   91,900         2,354,938
  Pacific Gas & Electric, 7.04%, Ser U .............   75,542         2,067,962
  Public Service Electric & Gas Co., 6.92% .........   45,500         4,857,125
  Puget Sound Energy, Inc., 7.45%, Ser II ..........  155,711         4,204,197
  Puget Sound Energy, Inc., 8.50%, Ser III .........  164,405        $4,356,733
  Sierra Pacific Power Capital I, 8.60% ............   32,000           846,000
  Sierra Pacific Power Co., $3.90, Ser C ...........   13,476           683,907
  Sierra Pacific Power Co., 7.80%, Ser 1
    (Class A) ......................................  153,986         4,330,856
  South Carolina Electric & Gas Co., 6.52% .........   50,000         5,350,000
  Texas Utilities Electric Co., $1.805,
    Depositary Shares, Ser B .......................   81,900         2,170,350
  Texas Utilities Electric Co., $1.875,
    Depositary Shares, Ser A .......................  122,380         3,365,450
  Texas Utilities Electric Co., $7.98 ..............   34,500         3,846,750
  UtiliCorp Capital, L.P., 8.875%, Ser A ...........   95,000         2,499,688
  Virginia Electric & Power Co., $6.98 .............   35,000         3,841,250
  Virginia Electric & Power Co., $7.05 .............   10,000         1,100,000
                                                                  -------------
                                                                    113,576,291
                                                                  -------------
                            TOTAL PREFERRED STOCKS
                               (Cost $200,501,967)     (74.90%)     213,544,554
                                                     ---------    -------------
COMMON STOCKS
Utilities (24.95%)
  Boston Edison Co. ................................   90,000         2,840,625
  Cinergy Corp. ....................................  105,000         3,465,000
  DPL, Inc. ........................................  138,000         3,424,125
  DTE Energy Co. ...................................   61,500         1,891,125
  Delmarva Power & Light Co. .......................   85,000         1,684,062
  Dominion Resources, Inc. .........................   67,700         2,517,594
  Florida Progress Corp. ...........................  176,250         5,739,141
  Hawaiian Electric Industries, Inc. ...............   19,500           737,344
  Houston Industries, Inc. .........................   82,300         1,790,025
  IES Industries, Inc. .............................   85,000         2,741,250
  Long Island Lighting Co. .........................   60,000         1,511,250
  MidAmerican Energy Holdings Co. ..................  331,300         5,921,987
  Montana Power Co. ................................  103,300         2,614,781
  Nevada Power Co. .................................   75,000         1,612,500
  New Century Energies, Inc. .......................   76,760         3,204,730
  New England Electric System ......................   99,500         3,899,156
  OGE Energy Corp. .................................   50,000         2,421,875
  Pacific Enterprises ..............................    6,100           199,394
  PacifiCorp. ......................................   53,800         1,166,787
  Potomac Electric Power Co. .......................  150,500         3,376,844
  Puget Sound Energy, Inc. .........................  215,400         5,735,025
  Scana Corp. ......................................   25,000           631,250
  Sierra Pacific Resources .........................   14,900           453,519
  Southern Co. .....................................   58,000         1,330,375
  Teco Energy, Inc. ................................   72,000         1,719,000
  Texas Utilities Co. ..............................   29,000         1,040,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Patriot Premium Dividend Fund II

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------   ----------

Utilities (continued)
  UtiliCorp United, Inc. ...........................   75,000        $2,367,187
  WPL Holdings, Inc. ...............................   57,000         1,663,687
  Washington Water Power Co. .......................  172,400         3,437,225
                                                                  -------------
                                TOTAL COMMON STOCKS
                                 (Cost $65,475,117)    (24.95%)      71,137,238
                                                     ---------    -------------

                                      INTEREST       PAR VALUE
ISSUER, DESCRIPTION                     RATE       (000s OMITTED)
-------------------                   --------      ------------

SHORT-TERM INVESTMENTS
Commercial Paper (0.53%)
   Chevron Corp., 11-03-97 ..........   5.55%          $1,519         1,518,380
                                                                  -------------
                  TOTAL SHORT-TERM INVESTMENT           (0.53%)       1,518,380
                                                     ---------    -------------
                            TOTAL INVESTMENTS        (100.38%)     $286,200,172
                                                     =========    =============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $5,404,600 or 1.90% of net assets as of October 31, 1997.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Patriot Premium Dividend Fund II

NOTE A -

ACCOUNTING POLICIES

John Hancock Patriot Premium Dividend Fund II (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,564,181 of a capital loss carryforward available to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gains distribution will be made. The carryforward will expire as follows: October 31, 2004 -- $642,996 and October 31, 2005 -- $921,185. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through October 31, 1997, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A AND SERIES B (DARTS) The Fund issued 598 shares of DARTS Series A and 598 shares of DARTS Series B concurrently with the issuance of its Common Shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by auction. Dividend rates on the DARTS Series A and Series B ranged from 3.84% to 4.23% and 3.82% to 4.19%, respectively, during the period ended October 31, 1997. During the period ended October 30, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B.

   The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Patriot Premium Dividend Fund II

Fund is required to maintain certain asset coverage with respects to the DARTS, as defined in the Fund's By-Laws.

NOTE B -

MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of 0.50% of the Fund's average weekly net assets, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1% annually of the Fund's average weekly net assets. For the period ended October 31, 1997, the advisory fee incurred did not exceed the maximum advisory fee allowed.

   The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer, and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets.

   Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as other assets. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1997 the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $2,925.

NOTE C -

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1997, aggregated $112,722,604 and $112,697,620, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1997.

   The cost of long-term investments owned at October 31, 1997, for federal income tax purposes was $265,977,085. Gross unrealized appreciation and depreciation of investments aggregated $19,144,701 and $439,994, respectively, resulting in net unrealized appreciation of $18,704,707 for federal tax purposes.

NOTE D -

RECLASSIFICATION OF CAPITAL ACCOUNTS

In accordance with Statement of Position 93-2, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. As of October 31, 1997, the Fund has reclassified amounts to reflect an increase in undistributed net investment income of $52,743, and a corresponding decrease in capital paid in. The calculation of net investment income per share excludes these adjustments.

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund II

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
John Hancock Patriot Premium Dividend Fund II

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Premium Dividend Fund II (the "Fund") as of October 31, 1997, the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

   The financial statements of the Fund for the year ended October 31, 1996 and the financial highlights for the four years then ended, were audited by other auditors whose report, dated December 6, 1996, expressed an unqualified opinion on those statements.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 5, 1997

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 1997.

   The Board of Trustees of the Fund declared dividends on the Common Shares from undistributed net investment income amounting to $1.06 per share, for the year ended October 31, 1997. Distributions to preferred and common shareholders were 100% qualified for the dividends received deductions.

   Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January 1998 representing their proportionate share.

SHAREHOLDER MEETING (UNAUDITED)

On March 6, 1997, the Annual Meeting of John Hancock Patriot
Premium Dividend Fund II (the "Fund") was held to elect four Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

   The common shareholders elected the following Trustees to serve until their respective successors ar duly elected and qualified, with the votes tabulated as follows:
                                                                WITHHELD
                                   FOR                         AUTHORITY
                                   ---                         ---------
Charles L. Ladner                  13,570,512                    212,288
Leo E. Linbeck, Jr.                13,543,211                    239,589
Patricia P. McCarter               13,565,646                    217,154

   The preferred shareholders elected Richard S. Scipione to serve until his successor is duly elected and qualified, with the votes tabulated as follows:
731 FOR and 0 WITHHELD AUTHORITY.

   The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the Fund for the fiscal year ending October 31, 1997, with the votes tabulated as follows: 13,577,828 FOR, 36,467 AGAINST and 169,235 ABSTAINING.

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund II

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders. Holders of Common Shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank, or nominee to participate in the Plan.

   If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

   The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

   There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

   The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund II

dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

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              John Hancock Funds - Patriot Premium Dividend Fund II

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              John Hancock Funds - Patriot Premium Dividend Fund II

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              John Hancock Funds - Patriot Premium Dividend Fund II

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================================================================================

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